Exhibit 99.3

Supplemental Data Report

Three Months Ended March 31, 2005

Dollars in thousands, except per share data, unless otherwise disclosed

Updated as of June 23, 2005

1) RECONCILIATION OF FUNDS FROM OPERATIONS (1) — Unaudited

	For the Three Months
	Ended March 31,
	2005	2004
Net Income (2)	$20,302	$13,660

Net Gain on Sale of Real Estate Properties	(6,161)	0

Real Estate Depreciation and Amortization	14,887	11,276

Total Adjustments	8,726	11,276

Funds From Operations — Basic and Diluted	$29,028	$24,936

Funds From Operations Per Common Share — Basic	$0.63	$0.60

Funds From Operations Per Common Share — Diluted	$0.61	$0.58

Wtd Average Common Shares Outstanding — Basic	46,410,524	41,706,133

Wtd Average Common Shares Outstanding — Diluted	47,347,587	42,633,861

(1)	Funds From Operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

Management believes FFO and FFO per share to be important supplemental measures of a REIT’s performance because they provide an understanding of the operating performance of the Company’s properties without giving effect to significant non-cash items, primarily depreciation of real estate. Management uses FFO and FFO per share to compare and evaluate its own operating results from period to period, and to monitor the operating results of the Company’s peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs; furthermore, because FFO per share is consistently and regularly reported, discussed and compared by research analysts in their notes and publications about REITs; and finally, because research analysts publish their earnings estimates and consensus estimates for healthcare REITs only in terms of fully-diluted FFO per share and not in terms of net income or earnings per share. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share.

However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States (“GAAP”) and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

(2)	Net income includes non-cash deferred compensation of $916 thousand and $887 thousand, respectively, for the three months ended March 31, 2005 and 2004.

Quarterly Supplemental Data Report is also available on the Company’s website — www.healthcarerealty.com
Bethany A. Mancini (615) 269-8175
Email: BMancini@healthcarerealty.com

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2005	Page 1 of 13

2) CONSOLIDATED BALANCE SHEETS

	(Unaudited)	(Unaudited)
ASSETS	Mar. 31, 2005	Dec. 31, 2004
Real estate properties (1):
Land	$133,694	$137,470
Buildings, improvements and lease intangibles	1,612,630	1,661,144
Personal property	18,790	17,441
Construction in progress	22,705	18,826

	1,787,819	1,834,881
Less accumulated depreciation	(276,206)	(270,722)

Total real estate properties, net	1,511,613	1,564,159

Cash and cash equivalents	8,110	3,789

Mortgage notes receivable	90,305	40,321

Assets held for sale (2)	52,397	61,246

Other assets, net	84,526	84,279

Total assets	$1,746,951	$1,753,794

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes and bonds payable	$711,579	$719,264

Accounts payable and accrued liabilities	39,737	31,903

Other liabilities	24,376	22,144

Total liabilities	775,692	773,311

Commitments and contingencies	0	0

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; issued and outstanding, none	0	0

Common stock, $.01 par value; 150,000,000 shares authorized; issued and outstanding, 2005 — 47,749,464; 2004 — 47,701,108	477	477

Additional paid-in capital	1,219,980	1,218,137

Deferred compensation	(15,498)	(15,153)

Cumulative net income	562,902	542,600

Cumulative dividends	(796,602)	(765,578)

Total stockholders’ equity	971,259	980,483

Total liabilities and stockholders’ equity	$1,746,951	$1,753,794

(1)	Total weighted average depreciable life is 34.2 years. (see schedule 5)

(2)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reported assets as held for sale and included them in discontinued operations on the Company’s income statement.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2005	Page 2 of 13

3) CONSOLIDATED STATEMENTS OF INCOME (1)

	For the Three Months
	Ended March 31,
	2005	2004
	(Unaudited)	(Unaudited)
REVENUES
Master lease rental income	$17,458	$18,579
Property operating income	47,895	31,040
Straight line rent	242	151
Mortgage interest income	1,337	2,814
Other operating income	4,148	3,889

	71,080	56,473

EXPENSES
General and administrative	3,260	3,455
Property operating expenses	30,389	21,256
Interest	11,917	8,950
Depreciation	11,897	10,468
Amortization (2)	3,072	661

	60,535	44,790

INCOME FROM CONTINUING OPERATIONS	10,545	11,683

DISCONTINUED OPERATIONS
Operating income from discontinued operations	3,621	1,977
Gain (loss) on sale of real estate properties and impairments	6,136	0

	9,757	1,977

NET INCOME	$20,302	$13,660

BASIC EARNINGS PER COMMON SHARE:

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.23	$0.28

DISCONTINUED OPERATIONS PER COMMON SHARE	$0.21	$0.05

NET INCOME PER COMMON SHARE	$0.44	$0.33

DILUTED EARNINGS PER COMMON SHARE:

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE	$0.22	$0.27

DISCONTINUED OPERATIONS PER COMMON SHARE	$0.21	$0.05

NET INCOME PER COMMON SHARE	$0.43	$0.32

WTD AVERAGE COMMON SHARES OUTSTANDING — BASIC	46,410,524	41,706,133

WTD AVERAGE COMMON SHARES OUTSTANDING — DILUTED	47,347,587	42,633,861

(1)	The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2)	Financial Accounting Standards Board (“FASB”) Statement No. 141 requires that the purchase price of real estate operations be allocated between the land, the physical building as if the building was vacant when acquired, the lease intangible assets, the goodwill, and the customer relationship assets acquired. The purchase price allocated to the lease intangible assets is amortized over the remaining lease term, typically one to five years, compared to the estimated depreciable life of the building of 39 years. The majority of the lease intangible amortization is charged to amortization expense and, because it is accelerated, has a greater impact on net income due to the increased volume of acquisitions.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2005	Page 3 of 13

4) FUNDS FROM OPERATIONS — SUMMARY OF THE RESTATEMENT

					For the Year	For the Year
	For the Quarter Ended				Ended	Ended
	Mar. 31, 2004	Jun. 30, 2004	Sep. 30, 2004	Dec. 31, 2004 (1)	Dec. 31, 2004 (1)	Dec. 31, 2003
Funds From Operations — As Originally Reported
Funds From Operations — Basic and Diluted	$29,094	$29,092	$28,803	$31,861	$118,246	$113,986

Funds From Operations Per Common Share — Basic	$0.70	$0.70	$0.64	$0.69	$2.71	$2.77

Funds From Operations Per Common Share — Diluted	$0.69	$0.69	$0.63	$0.67	$2.65	$2.73

Effect of the Restatement on Funds From Operations
Funds From Operations — Basic and Diluted	$(4,158)	$(1,272)	$951	$(4,152)	$(8,631)	$(11,831)

Funds From Operations Per Common Share — Basic	$(0.10)	$(0.03)	$0.02	$0.09	$0.20	$(0.29)

Funds From Operations Per Common Share — Diluted	$(0.11)	$(0.04)	$0.02	$(0.08)	$(0.19)	$(0.28)

Funds from Operations — As Restated
Funds From Operations — Basic and Diluted	$24,936	$27,820	$29,754	$27,709	$109,615	$102,155

Funds From Operations Per Common Share — Basic	$0.60	$0.67	$0.66	$0.60	$2.51	$2.48

Funds From Operations Per Common Share — Diluted	$0.58	$0.65	$0.65	$0.59	$2.46	$2.45

(1)	Included in the restatement for the fourth quarter of 2004 is a $600,000 additional accrual for the re-audit of the Company’s financial statements for the year ended December 31, 2004.

5)          INVESTMENT PROGRESSION

     A)          Construction in Progress

		For the Three
	Number of	Months Ended
	Properties	03/31/05
Balance at beginning of period	2	$18,826

Fundings on projects in existence at the beginning of the period	0	3,879

New Projects started during the period	0	0

Completions	0	0

Balance at end of period	2	$22,705

     B)          Real Estate Properties (1)

		For the Three
	Number of	Months Ended
	Properties	03/31/05
Balance at beginning of period	243	$1,890,935

Acquisitions	0	0

Additions/Improvements	0	5,368

Completions (CIP)	0	0

Sales (2)	(10)	(68,487)

Balance at end of period	233	$1,827,816

     C)          Mortgage Notes Receivable

		For the Three
	Number of	Months Ended
	Properties	03/31/05
Balance at beginning of period	8	$40,321

Funding of Mortgages (2)	3	50,426

Repayments	0	0

Amortization	0	(150)

Scheduled Principal Payments	0	(292)

Balance at end of period	11	$90,305

(1)	Includes assets held for sale. The Company subsequently sold these properties in April 2005.

(2)	On January 18, 2005, a group of nine skilled nursing facilities held in Arizona, Colorado, Florida, Kansas, Tennessee and Texas with a $62.5 million gross investment was sold. On February 22, 2005, a comprehensive ambulatory care center in Florida with a $5.9 million gross investment was sold. Also, during the quarter the company funded three new mortgage notes receivable consisting of two groups of skilled nursing facilities and a group of assisted living facilities totaling $50.4 million.

Healthcare Realty Trust
Supplement Data Report
Three Months Ended March 31, 2005	Page 5 of 13

     6)          INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

		Inpatient Facilities
	Medical Office/	Assisted	Skilled	Inpatient	Independent	Other
	Outpatient	Living	Nursing	Rehab	Living	Inpatient		% of
	Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Total
Master Leases
1 Alabama	$55,560	$4,457		$17,722			$77,739	4.01%
2 Arizona	5,253						5,253	0.27%
3 Arkansas	3,055						3,055	0.16%
4 California	25,834					$12,688	38,522	1.98%
5 Colorado		4,967	$7,451				12,418	0.64%
6 Connecticut		12,189					12,189	0.63%
7 Florida	100,056	26,719		11,703			138,478	7.14%
8 Georgia	4,278	6,025					10,303	0.53%
9 Illinois	13,425						13,425	0.69%
10 Indiana			3,790				3,790	0.20%
11 Massachusetts	12,034						12,034	0.62%
12 Michigan			24,572			13,859	38,431	1.98%
13 Mississippi	4,498	3,569					8,067	0.42%
14 Missouri	20,941	6,250	11,139				38,330	1.97%
15 Nevada	3,801						3,801	0.20%
16 New Jersey		19,047					19,047	0.98%
17 North Carolina		3,982					3,982	0.21%
18 Ohio		4,612					4,612	0.24%
19 Oklahoma			13,341				13,341	0.69%
20 Pennsylvania		32,179	22,239	113,867			168,285	8.67%
21 Tennessee	7,962	3,967	6,209				18,138	0.93%
22 Texas	67,248	28,895		13,203	$43,680	6,022	159,048	8.19%
23 Virginia	27,102	17,675	38,054				82,831	4.27%

Total Master Leases	$351,047	$174,533	$126,795	$156,495	$43,680	$32,569	$885,119	45.61%

		Same facility NOI growth for Master Leases (1Q2005 vs. 1Q2004) :					2.5%

Operating Properties
1 Arizona	$26,545						$26,545	1.37%
2 California	96,063						96,063	4.95%
3 District of Columbia	28,619						28,619	1.47%
4 Florida	98,947						98,947	5.10%
5 Georgia	9,979						9,979	0.51%
6 Hawaii	27,296						27,296	1.41%
7 Illinois	18,325						18,325	0.94%
8 Kansas	11,831						11,831	0.61%
9 Louisiana	11,700						11,700	0.60%
10 Maryland	14,008						14,008	0.72%
11 Michigan	21,159						21,159	1.09%
12 Mississippi	6,035						6,035	0.31%
13 Missouri	18,495						18,495	0.95%
14 Nevada	53,007						53,007	2.73%
15 Pennsylvania	23,304						23,304	1.20%
16 Tennessee	149,817						149,817	7.72%
17 Texas	271,894						271,894	14.01%
18 Virginia	47,842						47,842	2.47%
19 Wyoming	19,027						19,027	0.98%

Total Oper. Properties	$953,893	$—	$—	$—	$—	$—	$953,893	49.15%

			Same facility NOI growth for Operating Properties (1Q2005 vs. 1Q2004):				3.7%

Corporate Property							11,509	0.59%

Total Equity Investments	$1,304,940	$174,533	$126,795	$156,495	$43,680	$32,569	$1,850,521	95.35%

Wtd Avg Depreciable Life (yrs):	34.3	32.4	32.5	34.8	31.6	34.6	34.2
Wtd Avg Period Held (yrs):	6.6	5.8	6.9	6.5	6.5	7.9	6.1

Mortgages
1 Arizona		$4,566					$4,566	0.24%
2 California		4,801					4,801	0.25%
3 Florida	$1,260	11,175					12,435	0.64%
4 Maryland			$28,833				28,833	1.49%
5 Oregon		2,691					2,691	0.14%
6 South Carolina		2,826					2,826	0.15%
7 Tennessee			12,727				12,727	0.66%
8 Washington		21,426					21,426	1.10%

Total Mtg. Investments	$1,260	$47,485	$41,560	$—	$—	$—	$90,305	4.65%

		Same facility NOI growth for Mortgages (1Q2005 vs. 1Q2004):					0.02%

Total Investments	$1,306,200	$222,018	$168,355	$156,495	$43,680	$32,569	$1,940,826	100.00%

Percent of $ Invested	67.69%	11.51%	8.73%	8.11%	2.26%	1.69%	100.00%

Number of Investments	164	37	29	9	4	3	246

Number of Beds		2,776	2,645	757	550	374	7,023

(1) Includes assets held for sale.

Healthcare Realty Trust
Supplement Data Report
Three Months Ended March 31, 2005	Page 6 of 13

7)	SQUARE FEET OWNED AND/OR MANAGED

A)	By Geographic Location

	Number of Properties				Owned			Third Party
		Third			Not	Construction		Property
	Owned	Party	Mortgages	Total	Managed	In Progress	Managed	Management	Mortgages	Total	Percent
1 Texas	49			49	859,099	174,316	2,090,588			3,124,003	23.54%
2 Tennessee	20	5	1	26	119,774		1,253,154	277,723	108,813	1,759,464	13.26%
3 Florida	31		3	34	741,885		595,930		130,160	1,467,975	11.06%
4 Virginia	24	1		25	524,619		472,388	111,998		1,109,005	8.36%
5 Pennsylvania	20			20	722,053		114,796			836,849	6.31%
6 California	12		1	13	184,913		458,465		50,000	693,378	5.23%
7 Michigan	12			12	364,635		198,909			563,544	4.25%
8 Alabama	10			10	507,493					507,493	3.82%
9 Arizona	7	1	1	9	44,230		160,780	59,106	50,500	314,616	2.37%
10 Hawaii	3			3		144,000	138,450			282,450	2.13%
11 Missouri	10			10	172,412		106,146			278,558	2.10%
12 Connecticut	1	27		28	59,387			200,872		260,259	1.96%
13 Illinois	3			3	115,100		141,765			256,865	1.94%
14 Nevada	3			3	16,878		225,456			242,334	1.83%
15 District of Columbia	2			2			182,836			182,836	1.38%
16 Mississippi	3	2		5	25,000		94,987	49,254		169,241	1.28%
17 Wyoming	1			1			139,647			139,647	1.05%
18 Georgia	5			5	65,741		73,504			139,245	1.05%
19 Oklahoma	5			5	139,216					139,216	1.05%
20 Louisiana	2			2			129,286			129,286	0.97%
21 New Jersey	2			2	110,844					110,844	0.84%
22 Colorado	1			1	106,859					106,859	0.81%
23 Maryland	2		2	4			86,703			86,703	0.65%
24 Massachusetts	2			2	84,242					84,242	0.63%
25 Oregon			1	1					80,429	80,429	0.61%
26 Kansas	1			1			70,908			70,908	0.53%
27 North Carolina	1			1	33,181					33,181	0.25%
28 Ohio	1			1	33,181					33,181	0.25%
29 Indiana	1			1	29,500					29,500	0.22%
30 South Carolina			1	1					23,000	23,000	0.17%
31 Arkansas	1			1	11,963					11,963	0.09%
32 New York		1		1				1,926		1,926	0.01%
33 Washington			1	1	—					—	0.00%

Total Properties / Square Feet	235	37	11	283	5,072,205	318,316	6,734,698	700,879	442,902	13,269,000	100.00%

B)	By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	In Progress	Managed	Owned	Management	Mortgages	Total	Percent
Medical Office/Outpatient Facilities	1,956,775	318,316	6,734,698	9,009,789	700,879	22,500	9,733,168	73.35%
Skilled Nursing Facilities	892,347			892,347		108,813	1,001,160	7.55%
Assisted Living Facilities	1,054,617			1,054,617		311,589	1,366,206	10.30%
Inpatient Rehab Hospitals	643,383			643,383			643,383	4.85%
Independent Living Facilities	308,742			308,742			308,742	2.33%
Other Inpatient Facilities	216,341			216,341			216,341	1.63%

Total Square Feet	5,072,205	318,316	6,734,698	12,125,219	700,879	442,902	13,269,000	100.00%

Percent of Total Square Footage	38.23%	2.40%	50.76%	91.38%	5.28%	3.34%	100.00%

Total Number of Properties	128	2	105	235	37	11	283

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2005	Page 7 of 13

8)          SQUARE FOOTAGE BY OWNERSHIP TYPE

     A)          Occupants Greater Than 1% (1)

	Medical	Inpatient Facilities
	Office/	Assisted	Skilled	Inpatient	Independent	Other		% of
	Outpatient	Living	Nursing	Rehab	Living	Inpatient		Total (2)
	Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Square Feet
1 Healthsouth	105,176			643,383			748,559	5.96%
2 Baylor Health Systems	568,072						568,072	4.52%
3 Emeritus Corporation		502,119					502,119	4.00%
4 Senior Lifestyles					308,742		308,742	2.46%
5 Summerville Senior Living		292,231					292,231	2.33%
6 Lewis-Gale Clinic LLC	291,818						291,818	2.32%
7 Formation Capital			151,172				151,172	1.20%
8 Ascension Nashville	150,612						150,612	1.20%
9 Melbourne Internal Medicine Assocs	140,125						140,125	1.11%

All Other Occupants:	7,753,986	260,267	741,175	—	—	216,341	8,971,769	71.39%

Total	9,009,789	1,054,617	892,347	643,383	308,742	216,341	12,125,219	96.48%

     B)          Mortgagees Greater Than 1%

	Medical	Inpatient Facilities
	Office/	Assisted	Skilled	Inpatient	Independent	Other		% of
	Outpatient	Living	Nursing	Rehab	Living	Inpatient		Total (2)
	Facilities	Facilities	Facilities	Facilities	Facilities	Facilities	Total	Square Feet
No occupants greater than 1%							—	0.00%

All Other Mortgagees:	22,500	311,589	108,813	—	—	—	442,902	3.52%

Total	22,500	311,589	108,813	—	—	—	442,902	3.52%

(1)	Medical Office/Outpatient Facilities consists of approximately 2,400 occupants with an average square footage of approximately 3,800 feet per each, while Inpatient Facilities consists of 17 occupants with an average square footage of approximately 183,000 feet per each.

(2)	Based on Total Square Footage of Owned Properties and Mortgages.

9)	LEASE/MORTGAGE MATURITY SCHEDULE

     A)           Leases

						Weighted
			Number of			Average
			Operating	Estimated	Percent of	Remaining
		Number of	Property	Annualized	Annualized	Lease
		Master Leases	Leases	Net Revenue	Net Revenue	Term (Years)
2005	(1)	9	222	$18,102	9.16%	0.02
2006		1	217	15,717	7.95%	0.06
2007		11	215	17,131	8.67%	0.22
2008		13	122	17,363	8.79%	0.35
2009		23	203	37,529	18.99%	0.79
2010		12	36	9,561	4.84%	0.40
2011		7	37	23,203	11.74%	0.39
2012		6	11	7,873	3.98%	0.33
2013		28	21	25,013	12.66%	1.45
2014		4	26	7,259	3.67%	0.21
2015		8	1	4,835	2.45%	0.37
After 2015		5	6	14,016	7.09%	1.36

Total		127	1,117	$197,602	100.00%	5.96

Number of Properties Represented:			233

(1)	Includes six properties subsequently sold by the Company in April 2005.

     B)           Mortgages

				Weighted
				Average
		Estimated	Percent of	Remaining
	Number of	Annualized	Annualized	Mortgage
	Mortgages	Net Revenue	Net Revenue	Term (Years)
2005	3	$830	8.95%	0.05
2006	1	534	5.76%	0.09
2007	0	—	0.00%	0.00
2008	4	4,508	48.61%	1.41
2009	2	2,174	23.44%	0.91
2010	0	—	0.00%	0.00
2011	0	—	0.00%	0.00
2012	0	—	0.00%	0.00
2013	1	1,228	13.24%	1.20
2014	0	—	0.00%	0.00
2015	0	—	0.00%	0.00
After 2015	0	—	0.00%	0.00

Total	11	$9,274	100.00%	3.67

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2005	Page 8 of 13

10) CONSTRUCTION IN PROGRESS — AS OF MARCH 31, 2005

		Investment	Remaining	Total
Operator	Properties	Balance	Commitment	Real Estate (1)
Baylor Medical Center at Irving	1	$16,305	$5,505	$21,810
Hawaii MOB (2)	1	6,400	40,600	47,000

Total (3)	2	$22,705	$46,105	$68,810

Percentage of construction in progress to total investment portfolio:				1.17%

(1) Projected Timing of Conversion to Revenue Producing Assets:

2005

QTR 1	QTR 2	QTR 3	QTR 4	Total

$0	$21,810	$0	$0	$21,810

(2)	During the second quarter of 2004, the Company acquired land in Honolulu. The site is currently under preparation, and the building is in the design phase.

(3)	During the three months ended March 31, 2005, the Company capitalized interest in the amount of $438 thousand.

11) DIVIDEND HISTORY (dollars not rounded to thousands)

A)	Common Stock

			Increase
			From Prior
Operating Period	Payment Date	Amount	Quarter	Annualized
First Quarter 1999	May 17, 1999	0.535	0.005	2.14
Second Quarter 1999	Aug. 16, 1999	0.540	0.005	2.16
Third Quarter 1999	Nov. 16, 1999	0.545	0.005	2.18
Fourth Quarter 1999	Feb. 16, 2000	0.550	0.005	2.20

First Quarter 2000	May 17, 2000	0.555	0.005	2.22
Second Quarter 2000	Aug. 16, 2000	0.560	0.005	2.24
Third Quarter 2000	Dec. 6, 2000	0.565	0.005	2.26
Fourth Quarter 2000	Mar. 7, 2001	0.570	0.005	2.28

First Quarter 2001	June 7, 2001	0.575	0.005	2.30
Second Quarter 2001	Sept. 6, 2001	0.580	0.005	2.32
Third Quarter 2001	Dec. 6, 2001	0.585	0.005	2.34
Fourth Quarter 2001	Mar. 6, 2002	0.590	0.005	2.36

First Quarter 2002	June 6, 2002	0.595	0.005	2.38
Second Quarter 2002	Sept. 5, 2002	0.600	0.005	2.40
Third Quarter 2002	Dec. 5, 2002	0.605	0.005	2.42
Fourth Quarter 2002	Mar. 6, 2003	0.610	0.005	2.44

First Quarter 2003	June 5, 2003	0.615	0.005	2.46
Second Quarter 2003	Sept. 4, 2003	0.620	0.005	2.48
Third Quarter 2003	Dec. 4, 2003	0.625	0.005	2.50
Fourth Quarter 2003	Mar. 4, 2004	0.630	0.005	2.52

First Quarter 2004	June 3, 2004	0.635	0.005	2.54
Second Quarter 2004	Sept. 2, 2004	0.640	0.005	2.56
Third Quarter 2004	Dec. 2, 2004	0.645	0.005	2.58
Fourth Quarter 2004	Mar. 3, 2005	0.650	0.005	2.60

First Quarter 2005	June 2, 2005	0.655	0.005	2.62

B)	Preferred Stock
On September 30, 2002, the Company redeemed all of the 3,000,000 shares of Preferred Stock then outstanding, pursuant to the terms of issuance, at the redemption price of $25.00 per share. Prior to the redemption, the Company made quarterly cash distributions on the Preferred Stock at an annualized rate of $2.22 per share. Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2005	Page 9 of 13

12) LONG-TERM DEBT INFORMATION — As of March 31, 2005

A)	Breakdown Between Fixed and Variable Rate Debt:

	Balance	Effective Rate
Fixed Rate Debt:

Senior Notes due 2006	$49,700	9.49%
Senior Notes due 2011, net	307,387	7.218%	See Note (C)
Senior Notes due 2014, net	298,614	5.190%	See Note (F)
Mortgage Notes Payable	49,295	Range from 7.22% to 7.76%	See Note (D)
Other Note Payable	583	7.53%

	705,579

Variable Rate Debt:
Unsecured Credit Facility due 2006	6,000	1.10% over LIBOR	See Note (E)

	6,000

Total	$711,579

B)	Future Maturities:

						2010
	2005	2006	2007	2008	2,009	and After	Total
Fixed Rate Debt:
Senior Notes due 2006 (See Note G)	$20,300	$29,400	$—	$—	$—	$—	$49,700
Senior Notes due 2011, net	1,380	1,956	2,099	2,254	2,419	297,279	307,387
Senior Notes due 2014, net	(94)	(131)	(138)	(133)	(152)	299,262	298,614
Mortgage Notes Payable	2,815	4,015	4,326	4,656	5,019	28,464	49,295
Other Note Payable	583	—	—	—	—	—	583
Variable Rate Debt:
Unsecured Credit Facility due 2006	—	6,000	—	—	—	—	6,000

	$24,984	$41,240	$6,287	$6,777	$7,286	$625,005	$711,579

C)	In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 4.12% over six month LIBOR. The rate is established each May 1 and November 1 for the previous six month period. The fair value of the interest rate swap is combined with the principal balance of the Senior Notes due 2011.

D)	In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

E)	In October 2003, the Company entered into a new three year $300 million senior unsecured revolving credit facility. The new facility may be increased to $350 million at any time during the first 2 years of the facility term at the Company’s request subject to the availability of additional capital commitments and may be extended for one additional year. The facility bears interest at LIBOR rates plus 1.10%, payable quarterly, and matures in October 2006. In addition, the Company pays a facility fee of 0.35% on the commitment, and is subject to other terms and conditions customary for transactions of this nature.

F)	In March 2004, the Company sold at a discount $300 million principal amount of 5.125% unsecured Senior Notes due April 2014. The notes were priced to yield 5.19%. The proceeds from the offering were used to repay in full the amount outstanding under the Company’s Unsecured Credit Facility due 2006, to repay maturing indebtedness on the Company’s 9.49% Senior Notes due 2006, and for general corporate purposes.

G)	The 2005 scheduled maturity was paid by the Company on April 1, 2005.

H)	Credit Rating:

Moody’s Investors Service has assigned a “Baa3” credit rating to the Company’s Senior Notes due 2006, 2011, and 2014.

Standard & Poor’s Investors Service has assigned a “BBB-” credit rating to the Company’s Senior Notes due 2006, 2011, and 2014.

Fitch Ratings has assigned a “BBB” credit rating to the Company’s Senior Notes due 2006, 2011, and 2014.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2005	Page 10 of 13

13) COMMON SHARES INFORMATION

The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

	For the Three Months
	Ended March 31,
	2005	2004
Total Common Shares Outstanding	47,749,464	43,046,892

Weighted Average Common Shares Outstanding	47,716,936	43,012,370
Weighted Average Actual Restricted Stock Shares	(1,306,412)	(1,306,237)

Denominator Shares for Basic Common Share EPS and FFO	46,410,524	41,706,133

Dilutive effect of restricted stock shares	886,564	846,198
Dilutive effect of employee stock purchase plan	50,499	81,530

Denominator Shares for Diluted Common Share EPS and FFO	47,347,587	42,633,861

Note 1: As of March 31, 2005, HR had approximately 1,971 shareholders of record.

Note 2: During the third quarter of 2004, the Company issued 4.6 million shares of common stock at $36.30 per share ($34.57 per share net of discounts and commissions) in an underwritten public offering and received approximately $159 million in net proceeds.

14) BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF MARCH 31, 2005

Officers	Owned		Restricted (1)	Total
David R. Emery	185,872	(2)	773,757	959,629
Roger O. West	32,408		394,404	426,812
Scott W. Holmes	2,310		16,731	19,041
J. D. Carter Steele	3,723		16,303	20,026
John M. Bryant, Jr.	854		6,666	7,520
Other Officers as a group	27,622		54,201	81,823
Directors as a group	49,572		3,150	52,722

Total	302,361		1,265,212	1,567,573

(1)	These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

(2)	Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

15) INSTITUTIONAL HOLDINGS AS OF DECEMBER 31, 2004

A)	Institutional Shares Held:	26,995,039	(Source: Form 13F Filings)

B)	Number of Institutions:	203

C)	Percentage of Common Shares Outstanding:	56.59%

16) BOOK VALUE PER COMMON SHARE

Total Stockholders’ Equity	$971,259
Total Common Shares Outstanding	47,749,464

Book Value Per Common Share	$20.34

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2005	Page 11 of 13

17)	OTHER CORPORATE INFORMATION

A)	Corporate Headquarters:

Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615-269-8175
Fax: 615-269-8461
E-mail: hrinfo@healthcarerealty.com

Other Offices:

Central Regional Office — Arizona
Eastern Regional Office — Georgia
Tennessee Regional Office — Tennessee
Texas Regional Office — Texas
Western Regional Office — California

B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange		Symbol	CUSIP Number
Common Stock	New York Stock Exchange	HR		421946104
Senior Notes due 2011	OTC	HR		421946AE4
Senior Notes due 2014	OTC	HR		421946AF1

C)	Web Site:

www.healthcarerealty.com

D)	Corporate Officers:

Healthcare Realty Trust Incorporated
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Senior Vice President and General Counsel
Scott W. Holmes, Senior Vice President and Chief Financial Officer
J. D. Carter Steele, Senior Vice President and Chief Operating Officer
Fredrick M. Langreck, Senior Vice President / Treasurer
B. Douglas Whitman, Senior Vice President / Real Estate Investments
James M. Albright, Vice President / Asset Management
Leigh Ann Stach, Vice President / Financial Reporting
Roger O. West, Vice President / Special Counsel
Brince R. Wilford, Vice President / Real Estate Investments
Stephen E. Cox, Jr., Associate Vice President / Operations Counsel
William R. Davis, Associate Vice President / Information Technology
James C. Douglas, Associate Vice President / Asset Administration
Toni L. Ewing, Associate Vice President / Asset Administration
Bethany A. Mancini, Associate Vice President / Corporate Communications
Todd J. Meredith, Associate Vice President / Real Estate Investments
Amy M. Poley, Associate Vice President / Real Estate Investments
Rita H. Todd, Corporate Secretary

Healthcare Realty Services Incorporated
B. Bart Starr, Chairman of the Board
Anne C. Barbour, Vice President / Dallas Region
Thomas M. Carnell, Vice President / Design & Construction
Stephen E. Hull, Vice President / Management Services
Gilbert T. Irvin, Vice President / Operations
Julie A. Ferrell, Associate Vice President / Investment Integration
Revell M. Lester, Associate Vice President / Project Development Services
Steve L. Standifer, Associate Vice President / Design & Construction

E)	Board of Directors:

David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director — Center for Health Administration, University of Colorado (Healthcare Academician)
C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners (Healthcare Architect)
Marliese E. Mooney (Hospital Operations Consultant)
Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate Finance Executive)
J. Knox Singleton, Chief Executive Officer, INOVA Health Systems (Healthcare Provider Executive)
Bruce D. Sullivan, retired audit partner, Ernst & Young LLP (Accounting and Financial Reporting Executive)
Dan S. Wilford, retired President and Chief Executive Officer, Memorial Hermann Healthcare System (Healthcare Provider Executive)

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2005	Page 12 of 13

17)	OTHER CORPORATE INFORMATION (cont.)

F)	Professional Affiliations:

Transfer Agent
EquiServe
Shareholder Services
P.O. Box 43010
Providence, RI 02940-3010
Phone: 781-575-3400

G)	Dividend Reinvestment Plan:

Through the Company’s transfer agent, EquiServe, named stockholders of record can re-invest dividends in shares at a
5% discount without a service or sales charge. In addition, up to $60 thousand of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

H)	Direct Deposit of Dividends:

Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write EquiServe,
Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

I)	Analysts Providing Research Coverage on HR:

A.G. Edwards & Sons, Inc.	John Sheehan (314) 955-5834
Banc of America Securities LLC	Gary Taylor (212) 847-5174
Friedman, Billings, Ramsey & Co.	Paul Morgan (415) 874-3412
Legg Mason Wood Walker, Inc.	Jerry Doctrow (410) 454-5142
Prudential Securities, Inc.	Jim Sullivan (212) 778-2515
Ryan Beck & Co.	Robert Mains (201) 748-4965
Wachovia Securities	Stephen Swett (212) 909-0954

J)	Projected Dates for 2005 Dividend and Earnings Press Releases:

	Dividend	Earnings
Second Quarter 2005	July 26, 2005	July 29, 2005
Third Quarter 2005	October 25, 2005	October 28, 2005
Fourth Quarter 2005	January 24, 2006	January 27, 2006

NOTE: A conference call will be scheduled at 9:00 AM Central time the morning of the earnings press release.

K)	Investor Relations:

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Bethany A. Mancini
Phone: 615-269-8175
Fax: 615-269-8461
E-mail: BMancini@healthcarerealty.com

In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in Exhibit 99.1 of this report on Form 8-K. Forward-looking statements represent the Company’s judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.

Healthcare Realty Trust Supplemental Data Report Three Months Ended March 31, 2005	Page 13 of 13